Exhibit (j) under Form N-1A
                                             Exhibit 23 under Item 601/ Reg. S-K


               Consent of Ernst & Young LLP, Independent Auditors


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, and to the use of our report dated May 10, 2002, included in Post-Effective Amendment Number 56 to the Registration Statement (Form N-1A, No. 33-31602) of the Tax-Free Instruments Trust dated May 23, 2002.




                                                ERNST & YOUNG LLP


Boston, Massachusetts
May 23, 2002